UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2010
Chicago Bridge & Iron Company N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	1-12815	N.A.

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Oostduinlaan 75 2596 JJ The Hague The Netherlands	N.A.

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 31-70-3732722
N.A.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On April 27, 2010, the Chicago Bridge & Iron Company N.V. (the “Company”) hosted a conference call to discuss first quarter operating results. A copy of the transcript (the “Script”) for such conference call is furnished as Exhibit 99.1 and is incorporated by reference herein. A replay of the conference call is available at www.CBI.com/Investor Relations/Company Highlights.
The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Transcript for Conference Call on April 27, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CHICAGO BRIDGE & IRON COMPANY N.V.
By: Chicago Bridge & Iron Company B.V.
Its: Managing Director

Date: April 29, 2010	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Managing Director (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Transcript for Conference Call on April 27, 2010.